Provisions	12 Months Ended
Jun. 30, 2022
Provisions [Abstract]
Provisions
Note 19.  Provisions

	Consolidated
	30 June 2022	30 June 2021 (restated*)
	US$’000	US$’000

Current liabilities
Provision for non-refundable sales tax	2,469	-

Non-Refundable Sales Tax
The Canada Revenue Agency (‘CRA’) is currently conducting an audit of input tax credits (‘ITCs’) claimed by several of the Group’s Canadian subsidiaries during the period October 2019 to December 2021. The CRA has issued an assessment in relation to one of the entities which, the Directors believe would be applied across the Group’s Canadian subsidiaries. Under the proposed decision, the CRA has noted that ITCs claimed by the Group would be allowed. However, the Canadian subsidiaries would also be required to remit an amount of 5% on services exported to the Australian parent under an intercompany service agreement. The export of services typically attract a 0% rate of GST in Canada. If GST were to apply to these services at a rate of 5%, the Australian parent may not be permitted to recover this tax.
The Group has submitted additional information to the CRA to further support the ITCs claimed and the 0% rate applied to the exported services and will consider proceeding with an administrative appeal process.

As at 30 June 2022, the Group holds $11,235,000 in ITCs as an 'other receivable' (refer to note 11). If the decision were to be upheld, the Group would receive a refund from the CRA of approximately $8,766,000 (representing a refund of the $11,235,000 ITCs claimed to 30 June 2022 less a non-refundable GST liability of $2,469,000 on intercompany service revenue as at 30 June 2022). The Group has provided for the potential liability as at 30 June 2022.
The Group has no other provisions as at 30 June 2022 (30 June 2021: Nil).